UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 1, 2008

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
 (Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On October 1, 2008, LHC Group, Inc. (the “Company”) issued a press release announcing that it has entered into a joint venture with Beauregard Memorial Hospital, a 60-bed hospital located in DeRidder, Louisiana, to provide home nursing services, effective October 1, 2008.  The agency will operate under the name of Beauregard Memorial Hospital Home Health Agency.

Item 9.01     Financial Statements and Exhibits

(c)       Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated October 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

		By:	/s/ Peter J. Roman
Peter J. Roman
Senior Vice President and Chief
Financial Officer

Dated:	October 1, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release announcing the Transaction, dated October 1, 2008.